Exhibit 99.9

                        REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 29, 2006, by and among AFG Enterprises USA, Inc., a Nevada corporation, with headquarters located at 181 Wells Avenue, Suite 100, Newton, Massachusetts 02459 (the "Company"), and the undersigned buyers (each, a "Buyer", and collectively, the "Buyers").

            WHEREAS:

      A. The Company has authorized the issuance of (i) $50,000,000 principal amount of its Senior Secured Nonconvertible Notes due 2011 (the "Nonconvertible Notes") exchangeable for up to $50,000,000 principal amount of its Senior Secured Convertible Notes due 2011 (the "Convertible Notes", and together with the Nonconvertible Notes, the "Notes"), pursuant to the Indenture dated March 29, 2006, between the Company and The Bank of New York, as Trustee (as the same may be amended from time to time, the "Indenture"), which will, among other things, be convertible into shares of the Company's common stock, $0.001 par value per share (as converted, the "Conversion Shares").

      B. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer (i) an aggregate of $50,000,000 principal amount of the Nonconvertible Notes and (ii) warrants (the "Warrants"), which will be exercisable to purchase shares of Common Stock (as exercised, the "Warrant Shares") in accordance with the terms of the Warrants.

      C. It is the intention of the Company, within six months of the date hereof, to enter into a securities purchase agreement (the "PIPE Securities Purchase Agreement"), by and among the Company and the buyers listed on the schedule of buyers attached thereto (the "PIPE Buyers"), wherein the Company will agree, upon the terms and subject to the conditions of the PIPE Securities Purchase Agreement, to issue and sell to each PIPE Buyer (i) an aggregate of at least one million shares of Common Stock of the Company (the "PIPE Common Shares"), and (ii) warrants (the "PIPE Warrants"), which will be exercisable to purchase additional shares of Common Stock (as exercised, the "PIPE Warrant Shares") in accordance with the terms of the PIPE Warrants.

      D. It is the intention of the Company, within six months of the date hereof, to enter into a Registration Rights Agreement, (as amended or modified from time to time, the "PIPE Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights in respect of the PIPE Common Shares and the PIPE Warrant Shares under Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act") and the rules and regulations promulgated thereunder, and applicable state securities laws.

      E. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed with the Buyers (i) for their benefit as Buyers and (ii) for the benefit of the beneficial owners (including the Buyers) from time to time of the Notes, the Warrants, the Conversion Shares and the Warrant Shares (each of the foregoing a "Holder" and together the "Holders") to provide certain registration rights under the 1933 Act, and applicable state securities laws.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

            1. Definitions.

            Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "1933 Act" has the meaning set forth in the preamble hereto.

            "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used in respect of any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person whether through the ownership of voting securities or by agreement or otherwise.

            "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            "Closing Date" means the date of the closing of the sale of the Nonconvertible Notes as contemplated by the Securities Purchase Agreement.

            "Common Stock" means the common stock, par value $0.001 per share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Notes.

            "Company" has the meaning set forth in the preamble hereto.

            "Convertible Notes" has the meaning set forth in the preamble hereto.

            "Effective Date" means the date the Registration Statement has been declared effective by the SEC.

            "Holder" has the meaning set forth in the preamble hereto.

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

            "Holder Information" in respect of any Holder means information in respect of such Holder required to be included in any Shelf Registration Statement or the related Prospectus pursuant to the 1933 Act and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Holder specifically for inclusion therein.

            "Indenture" has the meaning set forth in the preamble hereto.

            "Liquidated Damages" has the meaning set forth in Section 2(e) hereof.

            "Losses" has the meaning set forth in Section 5(d) hereof.

            "Majority Holders" means the Holders of a majority of the Transfer Restricted Securities (as determined on an as-exercised basis, in respect of any Holders of Warrants, and an as-converted basis, in respect of any Holders of Notes); provided that, any Transfer Restricted Securities which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

            "NASD" means the National Association of Securities Dealers, Inc.

            "Nonconvertible Notes" has the meaning set forth in the preamble hereto.

            "Notes" has the meaning set forth in the preamble hereto.

            "Notice and Questionnaire" means a Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A attached hereto.

            "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date, so long as all of their Transfer Restricted Securities that have been registered for resale pursuant to a Notice and Questionnaire have not been sold in accordance with a Shelf Registration Statement.

            "Person" has the meaning set forth in the Indenture.

            "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the 1933 Act), as amended or supplemented by any prospectus supplement, in respect of the terms of the offering of any portion of the Transfer Restricted Securities covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

            "Questionnaire Deadline" has the meaning set forth in Section 2(b) hereof.

            "Record Holder" means (i) in respect of any Registration Default relating to any Notes as to which any Liquidated Damages have accrued, the holder of record of such Note on the record date in respect of the interest payment date under the Indenture on which such Registration Default Payment Date shall occur and (ii) in respect of any Registration Default relating to the Conversion Shares, Warrants or Warrant Shares as to which any Liquidated Damages have accrued, the registered holder of such Conversion Shares, Warrants or Warrant Shares 15 days prior to such Registration Default Payment Date.

            "Registration Default" has the meaning set forth in Section 2(e) hereof.

            "Registration Default Payments Payment Date" means each interest payment date under the Indenture in the case of the Notes, and each March 31, June 30, September 30 and December 31 in the case of the Conversion Shares and the Warrants.

            "Rule 144" means Rule 144 under the 1933 Act (or any similar provision promulgated by the SEC).

            "Rule 144A" means Rule 144A under the 1933 Act (or any successor provision promulgated by the SEC).

            "Rule 144(k)" means Rule 144(k) under the 1933 Act (or any successor provision promulgated by the SEC).

            "Rule 415" means Rule 415 under the 1933 Act (or any successor provision promulgated by the SEC).

            "SEC" means the Securities and Exchange Commission.

            "Securities Purchase Agreement" has the meaning set forth in the preamble hereto.

            "Shares" means shares of Common Stock of the Company, $0.001 par value.
            "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

            "Shelf Registration Period" has the meaning set forth in Section 2(c) hereof.

            "Shelf Registration Statement" means any "shelf" registration statement of the Company filed pursuant to the provisions of Section 2 hereof which covers resales of the Transfer Restricted Securities on Form S-3 or on another appropriate form (as determined by the Company) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

            "Suspension Period" has the meaning set forth in Section 2(d) hereof.

            "Transfer Restricted Securities" means (a) each Transfer Restricted Warrant Share and (b) each Conversion Share issuable upon conversion of the Convertible Notes (and any security issued in respect thereof upon any stock dividend, split or similar event) that are represented by certificates that bear, or, upon issuance thereof, are required to bear, a restricted legend in accordance with the terms of the Securities Purchase Agreement until the earliest of the date on which such Conversion Share or any security issued in respect thereof upon any stock dividend, split or similar event, as the case may be: (i) has been transferred pursuant to a Shelf Registration Statement or another registration statement covering such Conversion Share which has been filed with the SEC pursuant to the 1933 Act, in either case after such registration statement has become effective and while such registration statement is effective under the 1933 Act; (ii) has been transferred pursuant to Rule 144; (iii) may be sold or transferred pursuant to Rule 144(k); or (iv) ceases to be outstanding.

            "Transfer Restricted Warrant Shares" means the Warrant Shares issued or issuable upon exercise of the Warrants (and any security issued in respect thereof upon any stock dividend, stock split or similar event) that are represented by certificates that bear, or, upon issuance thereof, are required to bear, a restricted legend in accordance with the terms of the Securities Purchase Agreement until the earliest of the date on which such Warrant Share or any security issued in respect thereof upon any stock dividend, split or similar event, as the case may be: (i) has been transferred pursuant to a Shelf Registration Statement or another registration statement covering such Warrant Share which has been filed with the SEC pursuant to the 1933 Act, in either case after such registration statement has become effective and while such registration statement is effective under the 1933 Act; (ii) has been transferred pursuant to Rule 144; (iii) may be sold or transferred pursuant to Rule 144(k); or (iv) ceases to be outstanding.

            "Trustee" means the trustee in respect of the Notes under the Indenture.

            "Warrant Value" means, for any Warrant, the number of Warrant Shares for which such Warrant is exercisable multiplied by the Exercise Price then applicable thereto.

            "Warrants" has the meaning set forth in the preamble hereto.

            All references in this Agreement to financial statements and schedules and other information which is "contained," "included," or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the 1934 Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

            2. Shelf Registration Statement.

                  a. The Company shall, at its expense, prepare and file with the SEC thirty-one (31) days after the Threshold Acquisition Date (as defined in the Indenture) (the "Filing Deadline") a Shelf Registration Statement in respect of resales of the Transfer Restricted Securities by the Holders and Trident Growth Fund, L.P. (who, for purposes of this Section 2, shall be deemed a "Holder of Transfer Restricted Securities") from time to time on a delayed or continuous basis pursuant to Rule 415 and in accordance with the methods of distribution set forth in such Shelf Registration Statement and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the 1933 Act (x) within sixty (60) days after the Filing Deadline or (y) within ninety (90) days after the Filing Deadline if the Shelf Registration Statement is reviewed by the SEC (the "Effectiveness Deadline").

                        (ii) If the Nonconvertible Notes may be redeemed due to (x) the failure of the Company to raise at least $7,000,000 of additional capital within six months of the issuance of the Nonconvertible Notes or (y) Nonconvertible Notes remaining outstanding 18 months after the issuance of the Nonconvertible Notes, then, at the expense of the holders of the Warrants, the Company will (within 60 days after such 6 or 18 month date, as may be applicable, and in either case shall be a "Filing Deadline") file a Shelf Registration Statement in respect of resales of the Transfer Restricted Warrant Shares by the holders of the Warrants from time to time on a delayed or continuous basis pursuant to Rule 415 and in accordance with the methods of distribution set forth in such Shelf Registration Statement and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the 1933 Act by the Effectiveness Deadline.

                        (iii) The initial Shelf Registration Statement shall contain the "Plan of Distribution" and "Selling Securityholders" sections in form and substance common in the market and reasonably acceptable to each Holder that delivers a properly completed and signed Notice and Questionnaire to the Company as a selling shareholder in the Shelf Registration Statement. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the 1933 Act, the 1934 Act or the SEC.

                  b. The Company shall name each Holder that delivers a properly completed and signed Notice and Questionnaire to the Company as a selling shareholder in the Shelf Registration Statement. A Holder of Transfer Restricted Securities may include such securities in the Shelf Registration Statement only if the Holder sends a properly completed Notice and Questionnaire to the Company. The Company shall deliver the Notice and Questionnaire to the Buyers within fifteen (15) Business Days after the Threshold Acquisition Date. In order to be included in the Shelf Registration Statement at the time of its effectiveness, the completed Notice and Questionnaire must be received by the Company on or prior to 9:00 a.m., New York time, on the fifth (5th) Business Day prior to initial effectiveness of the Shelf Registration Statement, in each case provided that the Company has delivered the Notice and Questionnaire in accordance with this Section 2.1(b)(i)) (in any case, the "Questionnaire Deadline"). The Company agrees and undertakes that it shall distribute a Notice and Questionnaire (A) no less than thirty (30) Business Days prior to the expected effectiveness of the Shelf Registration Statement to each Holder in accordance with Section 6(c) hereof, and (B) in the case of a Holder that is a transferee of Transfer Restricted Securities, upon the request of such transferee Holder given in accordance with Section 6(c) hereof, to such Holder at the address set forth in such request.

                        (ii) Following the effectiveness of the Shelf Registration Statement, upon receipt of a completed Notice and Questionnaire from a Holder, the Company will, as promptly as practicable, but in any event within five (5) Business Days after its receipt thereof, file any amendments to the Shelf Registration Statement or supplements to the related Prospectus or file any post-effective amendment to the Shelf Registration Statement that is required by applicable law to cause a Holder to be named as a selling securityholder in the Shelf Registration Statement and permit such Holder to deliver the Prospectus to purchasers of Transfer Restricted Securities (a "Post-Effective Amendment") (subject to the right of the Company to suspend the use of the Prospectus as described in Section 2(d) hereof); provided, however, that (i) if a supplement to the related Prospectus is required to permit the Holder (or other Holders not included in the Shelf Registration Statement upon effectiveness) to deliver the Prospectus to purchasers of Transfer Restricted Securities, the Company shall not be required to file more than one (1) such supplement during any ten (10) Business Day period and (ii) if a post effective amendment to the Shelf Registration Statement is required to permit the Holder (or other Holders not included in the Shelf Registration Statement upon effectiveness) to deliver the Prospectus to purchasers of Transfer Restricted Securities, the Company shall not be required to file more than one (1) post-effective amendment to the Shelf Registration Statement in any sixty (60) day period. The Company shall use its reasonable best efforts to cause any such post-effective amendment to become effective under the 1933 Act as promptly as is practicable; provided that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to amend the Shelf Registration Statement or supplement the Prospectus until the termination of such Suspension Period.

                        (iii) Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company (x) such other information as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or in any application to be filed with or under state securities laws and (y) all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

                  c. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended under the 1933 Act in order to permit the Prospectus forming a part thereof to be usable, subject to Section 2(d) hereof, by all Notice Holders until the earliest to occur of: (i) all Transfer Restricted Securities are eligible for sale under Rule 144(k); (ii) the date as of which all Transfer Restricted Securities have been transferred under Rule 144; (iii) such date as of which all Transfer Restricted Securities have been sold pursuant to the Shelf Registration Statement, and (iv) seven (7) years after such Shelf Registration Statement first becomes effective (in any such case, such period being called the "Shelf Registration Period"). The Company will, in order to fulfill its obligations under this Section 2(c): (x) subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period; (y) subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the 1933 Act; and (z) comply in all material respects with the provisions of the 1933 Act in respect of the disposition of all Transfer Restricted Securities covered by the Shelf Registration Statement during the Shelf Registration Period.

                  d. The Company may suspend the availability of any Shelf Registration Statement and the use of any Prospectus (the period during which the availability of any Shelf Registration Statement and any Prospectus may be suspended herein referred to as the "Suspension Period"), without incurring any obligation to pay Liquidated Damages pursuant to Section 2(e), for a period not to exceed: (i) twenty (20) consecutive days at any one time; (ii) thirty (30) days in the aggregate in any three-month period; or (iii) sixty (60) days in the aggregate during any twelve (12) month period, in each case only for valid business reasons, to be determined in good faith by the Company in its reasonable judgment (which shall not include the avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, public filings with the SEC and similar events; provided that the Company promptly thereafter complies with the requirements of Section 3(k) hereof, if applicable. The first day of any Suspension Period must be at least three (3) trading days after the last day of any prior Suspension Period.

                  e. The Company and the Buyers agree that the Holders of Transfer Restricted Securities will suffer damages, and it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations under Section 2 hereof. Accordingly, if: (i) the Shelf Registration Statement is not filed with the SEC on the Filing Deadline; (ii) the Shelf Registration Statement has not been declared effective by the SEC by the Effectiveness Deadline; (iii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Shelf Registration Statement will not be "reviewed," or not subject to further review,
(iv) prior to its Effective Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of the Shelf Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for the Shelf Registration Statement to be declared effective,
(v) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement Shelf Registration Statement filed and declared effective) or usable (including as a result of a Suspension Period) for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which exceeds: (x) twenty (20) consecutive days at any time; (y) thirty
(30) days in the aggregate in any three-month period; or (z) sixty (60) days in the aggregate in any twelve (12) month period or (vi) if the Shares are not timely listed as required by Section 3(p), or if they are delisted or suspended from the market upon which they are listed on the date hereof (other than a delisting from Pink Sheets LLC upon securing a listing of such Shares on the OTC Bulletin Board, and/or a delisting from the OTC Bulletin Board upon securing a listing of such Shares on any of The New York Stock Exchange, Inc., the American Stock Exchange or The Nasdaq Capital Market) and, after the listing of such Shares as required by Section 3(p), means that such Shares are delisted or suspended by any such market (each such event referred to in clauses (i) through (vi), a "Registration Default"), provided that any suspension of the Shelf Registration Statement as a result of the time required by the SEC to declare effective a post-effective amendment to the Shelf Registration Statement in connection with the Company's obligation to file such an amendment pursuant to
Section 2(b)(ii) hereof shall not be included in the calculation of a Registration Default; the Company shall pay to each Notice Holder (who is also a Record Holder) during any period in which a Registration Default has occurred or is continuing, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), cash in an amount (the "Liquidated Damages") equal to: (i) one half of one percent (50 basis points) per month (x) on the principal amount of Notes constituting Transfer Restricted Securities and (y) on the Warrant Value, as applicable for the period up to and including the 30th day during which such Registration Default has occurred and is continuing; and (ii) one percent (100 basis points) per month (x) on the principal amount of Notes constituting Transfer Restricted Securities and (y) the Warrant Value, as applicable for the period including and subsequent to the 31st day during which such Registration Default has occurred and is continuing, it being understood that all calculations pursuant to this clause shall be carried out to five decimal places, and provided that, if the Registration Default relates to a Shelf Registration Statement required to be filed by
Section 2(a)(ii) hereof, only those Liquidated Damages provided for pursuant to clause (y) shall be payable. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue in respect of such Registration Defaults. All accrued Liquidated Damages shall be paid by the Company on each Registration Default Payments Payment Date in cash to the date of such cure and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Notwithstanding anything in the Agreement to the contrary, Liquidated Damages shall only be payable to Notice Holders.

                  f. All of the Company's obligations (including, without limitation, the obligation to pay Liquidated Damages) set forth in the preceding paragraph which are outstanding or exist in respect of any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations in respect of such security shall have been satisfied in full.

                  g. Immediately upon the occurrence or the termination of a Registration Default, the Company shall give the Trustee, so long as any Notes remain outstanding, and the Holders of Warrants, so long as any Warrants remain outstanding, notice of such commencement or termination of the obligation to pay Liquidated Damages with regard to the Notes and the Warrants, and the amount thereof and of the nature of the default giving rise to such commencement or the event giving rise to such termination, as the case may be (such notice to be contained in an Officer's Certificate (as such term is defined in the Indenture)), and prior to receipt of such Officer's Certificate the Trustee, the Holders of Warrants and the transfer and paying agent shall be entitled to assume that no such commencement or termination has occurred, as the case may be.

            3. Registration Procedures.

            In connection with any Shelf Registration Statement, the following provisions shall apply:

                  a. The Company shall: (i) furnish to the Buyers, within a reasonable period of time, but in any event within five (5) Business Days, prior to the filing thereof with the SEC to afford the Buyers and their counsel a reasonable opportunity for review and participate in the preparation thereof, a copy of each Shelf Registration Statement, and each amendment thereof, and a copy of each Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the 1934 Act), and shall reflect in each such document, when so filed with the SEC, such comments as the Buyers may reasonably propose therein; and (ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

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

                  b. Subject to Section 2(d), the Company shall ensure that: (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the 1933 Act and the rules and regulations thereunder;
(ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation in respect of any Holder Information.

                  c. The Company, as promptly as reasonably practicable (but in any event within two Business Days), shall notify the Buyers and each Notice
Holder:

                        (i) when any Prospectus or any supplement thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                        (ii) of any request, following effectiveness of the Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company's 1934 Act filings);

                        (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation or threat of any proceedings for that purpose;

                        (iv) of the receipt by the Company of any notification in respect of the suspension of the qualification or exemption from qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

                        (v) of the occurrence of, but not the nature of or details concerning, any event or the existence of any condition that requires the making of any changes in the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

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

                        (vi) of the Company's determination that a post-effective amendment to the Shelf Registration Statement is necessary (other than a post-effective amendment pursuant to Section 2(b)(ii)); and

                        (vii) of the commencement (including as a result of any of the events or circumstances described in paragraph (ii) above) and termination of any Suspension Period.

                  d. The Company shall use its reasonable best efforts to obtain: (i) the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement and the use of any related Prospectus; and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest possible time, and shall provide notice to each Notice Holder and the Buyers of the withdrawal of any such orders or suspensions.

                  e. The Company shall promptly furnish to the Buyers (and, upon written request from any Notice Holder to such Notice Holder), without charge,
(i) at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto, (ii) copies of any correspondence to the SEC or the staff of the SEC from the Company or its representatives relating to any Registration Statement which affect, or relate to, any of the Holders or their securities, (iii) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives related to any Registration Statement which affect, or relate to, any of the Holders or their securities, (iv) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits and (v) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

                  f. The Company shall, during the Shelf Registration Period, promptly deliver to the Buyers and each Notice Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Shelf Registration Statement, and any amendment or supplement thereto, as such person may reasonably request and except as provided in Sections 2(d) and 3(p) hereof; and the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

                  g. The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

                  h. The Company shall promptly furnish to the Legal Counsel copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Shelf Registration Statement; provided that such correspondence shall not be furnished to any Buyer by the Company or such Legal Counsel unless such Buyer agrees to keep confidential any information regarding such correspondence.

                  i. Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Notice Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to: (i) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or; (ii) take any action which would subject it to service of process or taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  j. If the Transfer Restricted Securities are in certificated form, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and registered in such names as Holders may request at least two (2) Business Days prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement and otherwise in accordance with the Securities Purchase Agreement and the Warrants, as applicable.

                  k. Subject to the exceptions contained in (i) and (ii) of
Section 3(i) above, the Company shall use its reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Company shall provide all such information as may be required by the NASD in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

                  l. Upon the occurrence of any event described in Section 3(c)(iv) or 3(c)(v) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement, or an amendment or supplement to the related Prospectus, or any document incorporated therein by reference, or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Company's obligations under this paragraph (l) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Notice Holders, it being understood that the Company's obligations under this
Section 3(l) shall be automatically reinstated at the end of such Suspension Period.

                  m. The Company shall provide, prior to the effective date of any Shelf Registration Statement hereunder, a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement.

                  n. The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 promulgated by the SEC thereunder (or any similar rule promulgated under the 1933 Act) for a twelve
(12) month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of any Shelf Registration Statement or each post-effective amendment to any Shelf Registration Statement, which such statements shall be made available no later than forty-five (45) days after the end of the twelve (12) month period or ninety (90) days after the end of the twelve (12) month period, if the twelve (12) month period coincides with the fiscal year of the Company.

                  o. The Company shall use its reasonable best efforts to cause the Indenture to be qualified under the TIA (as defined in the Indenture) not later than the effective date of the first Shelf Registration Statement.

                  p. The Company shall cause all shares of Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants to be reserved for listing on each securities exchange or quotation system on which the Common Stock is then listed (provided that such securities exchange or quotation system permits reservation of listing) no later than the date the applicable Shelf Registration Statement is declared effective and, shall cause all Common Stock to be so listed when issued, and, in connection therewith, to make such filings as may be required under the 1934 Act and to have such filings declared effective as and when required thereunder.

                  q. If reasonably requested in writing in connection with any disposition of Transfer Restricted Securities pursuant to a Shelf Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Transfer Restricted Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representative for the Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however, that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality.

                  r. Each Notice Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vi), it shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(l) hereof, or until such Notice Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the 1933 Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(r) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.

                  s. The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Conversion Shares and Warrant Shares covered by the Shelf Registration Statement contemplated hereby.

            4. Registration Expenses.

            Except in respect of the initial filing of a Shelf Registration Statement pursuant to Section 2(a)(ii), the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Company (and reasonably acceptable to the Buyers acting on behalf of the Holders) to act as counsel for the Holders in connection therewith, which firm shall initially be Schulte Roth & Zabel LLP or such other firm as the Holders may from time to time select (the "Legal Counsel"). Such fees and expenses shall include, without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes or exercise of the Warrants) and the Company's expenses for messenger and delivery services and telephone; (iv) all fees and disbursements of counsel to the Company; (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company. The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding the provisions of this
Section 4, each Holder shall bear the expense of any broker's commission, agency fee and underwriter's discount or commission, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to a Shelf Registration Statement.

            5. Indemnification and Contribution.

                  a. The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities covered by any Shelf Registration Statement, its directors, officers, partners, members and employees and each Person, if any, who controls any such Holder within the meaning of either the 1933 Act or the 1934 Act (collectively referred to for purposes of this Section 5, as a "Holder") against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which any of them may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in any Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each such party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that: (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon Holder Information; and (ii) in respect of any untrue statement or omission of material fact made in any Shelf Registration Statement, or in any Prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of a Holder from whom the Person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance where it shall have been established that: (w) the Company had previously furnished copies of the Prospectus, and any amendments and supplements thereto, to such Holder; (x) delivery of the Prospectus, and any amendment or supplements thereto, was required by the 1933 Act to be made to such Holder; (y) the untrue statement or omission of a material fact contained in the Prospectus was corrected in amendments or supplements thereto; and (z) there was not sent or given to such Holder, at or prior to the written confirmation of the sale of such securities to such Holder, a copy of such amendments or supplements to the Prospectus. This indemnity agreement will be in addition to any liability that the Company may otherwise have. This indemnity agreement will not apply to any loss, damage, expense, liability or claim arising from an offer or sale, occurring during a Suspension Period, of Transfer Restricted Securities by a Notice Holder who has previously received notice from the Company of the commencement of the Suspension Period pursuant to Section 3(c)(vi).

                  b. Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and officers and each Person, if any, who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to the Holders and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action, but only with reference to Holder Information supplied by such Holder. In no event shall any Holder, its directors, officers, partners, members or employees or any Person, if any, who controls such Holder be liable or responsible for any amount in excess of the amount by which the net amount received by such Holder in respect of its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds: (i) the amount paid by such Holder for such Transfer Restricted Securities; plus (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity agreement will be in addition to any liability that such Holder may otherwise have.

                  c. Promptly after receipt by an indemnified party under this
Section 5 of notice of any claim or the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim for indemnification in respect thereof is to be made against the indemnifying party under Section 5(a) or 5(b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein (jointly with any other indemnifying party similarly notified), and to the extent that it may elect, by written notice, delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants (including any impleaded parties) in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the Holders in the case of paragraph (a) of this
Section 5, representing the indemnified parties under such paragraph (a) who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice or commencement of the action; (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment in respect of any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. Subject to the provisions of the immediately following sentence, no indemnifying party shall be liable for any settlement, compromise or the consent to the entry of judgment in connection with any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action other than a judgment entered with the consent of such indemnified party, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by this Section 5(c) and to which it would be entitled under
Section 5(a) or 5(b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if: (x) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request for reimbursement, (y) such indemnifying party shall have received notice of the terms of such settlement at least thirty
(30) days prior to such settlement being entered into and (z) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  d. In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company from the sale of the Transfer Restricted Securities, on the one hand, and a Holder in respect of the sale by such Holder of the Transfer Restricted Securities, on the other hand; provided, however, that no Holder shall be liable or responsible for any amount in excess of the amount by which the net amount received by such Holder in respect of its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds: (i) the amount paid to such Holder for such Transfer Restricted Securities; plus
(ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay in respect of such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and such Holder shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Holder on the other shall be deemed to be in the same respective proportions as the total net proceeds from the sale of the Transfer Restricted Securities (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total proceeds received by such Holder in respect of its sale of Transfer Restricted Securities under the Shelf Registration Statement, on the other hand, bear to the total gross proceeds from the sale of the Transfer Restricted Securities. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or relates to Holder Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person who controls such Holder within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as such Holder, and each Person who controls the Company within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  e. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  f. The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter or the Company or any of the officers, directors or controlling Persons referred to in Section 5 hereof, and will survive the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.
Section 5 of this Agreement may not be amended except by an instrument in writing signed by the Indemnified Party affected hereto.

                  g. Rules 144 and 144A. The Company covenants that it shall use its reasonable best efforts to file the reports required to be filed by it under the 1933 Act and the 1934 Act in a timely manner so long as the Transfer Restricted Securities remain outstanding. If at any time the Company is not required to file such reports, it will, upon request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144A. The Company further covenants that, for as long as any Transfer Restricted Securities remain outstanding, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 and Rule 144A. Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

            6. Miscellaneous.

                  a. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement in respect of its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any holder of securities of the Company (other than the Holders of Transfer Restricted Securities in such capacity and the PIPE Buyers as to the PIPE Common Shares and PIPE Warrant Shares) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. Notwithstanding the foregoing, in the event any PIPE Securities are included as part of the Shelf Registration Statement and the Trustee or the Majority Holders reasonably believes that such inclusion may delay the Shelf Registration Statement being declared effective by the SEC, the Company, at the request of the Trustee or the Majority Holders, shall withdraw such PIPE Securities from the Shelf Registration Statement.

                  b. Amendments and Waivers. Except as otherwise provided in
Section 5(f), and except in respect of the Company's obligations to pay Liquidated Damages (as to which the consent of each holder affected by any amendment, modification or supplement thereto shall be required to consent), the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of (x) a majority of the then outstanding Conversion Shares (with Holders of Convertible Notes deemed to be the Holders, for purposes of this Section, of the number of outstanding Conversion Shares into which such Notes are or would be convertible as of the date on which such consent is requested excluding, for this purpose only, any shares of Common Stock payable as a Make-Whole Premium (as defined in the Indenture) upon conversion of any
Note) in respect of any amendment, modification or supplement related to the Conversion Shares, and (y) a majority of the then outstanding Warrant Shares (with Holders of Warrants deemed to be the Holders, for purposes of this Section, of the number of outstanding Warrant Shares into which such Warrants are or would be exercisable as of the date on which such consent is requested) in respect of any amendment, modification or supplement related to the Warrant Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof in respect of a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority of the Transfer Restricted Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 6(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Transfer Restricted Securities or is delivered to such Holder.

            c. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service specifying next day delivery with written verification of receipt, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                        AFG Enterprises USA, Inc.
                        181 Wells Avenue, Suite 100
                        Newton, MA 02459
                        Telephone:  (617) 928-6001
                        Attention:  William Santo, CEO

                        Copy to:

                        Morrison & Foerster LLP
                        1290 Avenue of the Americas
                        New York, NY 10104-0050
                        Telephone:  (213) 892-5290
                        Facsimile:  (213) 892-5454
                        Attention:  Allen Z. Sussman, Esq.

If to a Buyer, initially to its address and facsimile number set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, and with a copy (for informational purposes only) to:

                        Schulte Roth & Zabel LLP
                        919 Third Avenue
                        New York, New York  10022
                        Telephone:  (212) 756-2000
                        Facsimile:  (212) 593-5955
                        Attention:  Eleazer N. Klein, Esq.

If to any other Holder, at the most current address of such Holder maintained by the Registrar under the Indenture or the registrar of the Transferable Securities (provided that while the Notes are in book-entry form, notice to the Trustee shall serve as notice to the Holders); or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication,
(B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                  d. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and underwriter and any such Holder and underwriter may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other Person shall succeed to the Company under the Indenture, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Buyers, whereby such successor shall assume all of the Company's obligations under this Agreement.

                  e. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  f. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  g. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  h. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  i. Approval of Holders. Whenever the consent or approval of Holders is required hereunder, Notes and Warrants held by the Company or its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  j. Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under Section 2(e), 4 or 5.

                  k. Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document (as defined in the Securities Purchase Agreement) are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it is not acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents and it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

            [The remainder of the page is intentionally left blank]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         COMPANY:

                                         AFG ENTERPRISES USA, INC.



                                         By: /s/ William Santo
                                            -------------------------------
                                             Name:  William Santo
                                            Title:  Chief Executive Officer


                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         AMATIS LIMITED
                                         By:  Amaranth Advisors L.L.C., its
                                         Trading Advisor


                                         By: /s/ Karl J. Watcher
                                            -------------------------------
                                         Name: Karl J. Watcher
                                               Title:  Authorized Signatory


                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         RADCLIFFE SPC, LTD. for and on behalf
                                         of the Class A Convertible Crossover
                                         Segregated Portfolio,
                                         By:  RG Capital Management, L.P.
                                         By:  RGC Management Company, LLC



                                         By: /s/ Gerald F. Stahlecker
                                            ---------------------------
                                            Name:  Gerald F. Stahlecker
                                            Title: Managing Director

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         CONTEXT CONVERTIBLE ARBITRAGE
                                         OFFSHORE, LTD.


                                         By: /s/ William D. Fertig
                                            -------------------------------
                                            Name:  William D. Fertig
                                            Title: Co-Chairman and CIO
                                            Context Capital Management, LLC




                                    CONTEXT CONVERTIBLE ARBITRAGE FUND, LP



                                         By: /s/  William D. Fertig
                                            -------------------------------
                                            Name:   William D. Fertig
                                            Title:  Co-Chairman and CIO
                                            Context Capital Management, LLC

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         WOLVERINE CONVERTIBLE ARBITRAGE FUND
                                         TRADING LIMITED



                                         By: /s/ James V. Hankness
                                            -------------------------------
                                            Name:  James V. Hankness
                                            Title: CEO

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         PORTSIDE GROWTH AND OPPORTUNITY FUND


                                         By: /s/ Jeffrey Smith
                                            -------------------------------
                                            Name:  Jeffrey Smith
                                            Title: Authorized Signatory

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         LAUREL RIDGE CAPITAL, LP



                                         By: /s/ Van Nguyen
                                            -------------------------------
                                            Name:  Van Nguyen
                                            Title:  Director

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         CHEYNE FUND LP



                                         By: /s/ D. Treadwell
                                            -------------------------------
                                            Name:  D. Treadwell
                                            Title: Portfolio Manager


                                         CHEYNE LEVERAGE FUND


                                         By: /s/ D. Treadwell
                                            -------------------------------
                                            Name:  D. Treadwell
                                            Title: Portfolio Manager

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         CRANSHIRE CAPITAL, LP
                                         By: Downsview Capital, Inc., its
                                         General Partner



                                         By: /s/ Walter D. Goller
                                            -------------------------------
                                            Name:  Walter D. Goller
                                            Title: COO

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         JMG CAPITAL PARTNERS, LP


                                         By: /s/ Jonathan Glaser
                                            -------------------------------
                                            Name:  Jonathan Glaser
                                            Title: Member Manager of the GP


                                         JMG TRITON OFFSHORE FUND, LTD.


                                         By: /s/ Jonathan Glaser
                                            -------------------------------
                                            Name:  Jonathan Glaser
                                            Title: Member Manager of the
                                            Investment Manager

                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         PLEXUS FUND LIMITED



                                         By:                            /s/
                                            -------------------------------
                                            Dernot Keane
                                            -------------------------------
                                            Name:  Dernot Keane
                                            Title:  Director


                [Signature page to Registration Rights Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.



                                         BUYERS:

                                         SMITHFIELD FIDUCIARY LLC



                                         By: /s/ Adam J. Chill
                                            -------------------------------
                                            Name:  Adam J. Chill
                                            Title:  Authorized Signatory

                [Signature page to Registration Rights Agreement]

                                  QUESTIONNAIRE

1. (a)   Full Legal Name of Selling Securityholder:

         -----------------------------------------------------------------------

   (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Transfer Restricted Securities Listed in Item 3 below are held:

         -----------------------------------------------------------------------

   (c) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in
         Item 3 below are held:

         -----------------------------------------------------------------------

2.  Address for Notices to Selling Securityholder:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:
          ----------------------------------------------------------------------

Fax:
          ----------------------------------------------------------------------

Contact Person:
               -----------------------------------------------------------------

3.  Beneficial Ownership of Transfer Restricted Securities:

    (a) Type and Principal Amount of Transfer Restricted Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

    (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

    Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Transfer Restricted Securities listed above in Item 3.

    (a) Type and Amount of Other Securities beneficially owned by the Selling
        Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

    (b) CUSIP No(s). of such Other Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5.  Relationships with the Company:

    Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

    State any exceptions here:

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

6.  Broker-Dealers and their Affiliates

    (a) Is the Selling Securityholder a broker-dealer or an affiliate of a broker-dealer:

      Yes ____          No ____

    If so, please answer the remaining question in this section.

    (i) Please advise whether the notes were received by the Selling Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

    Note that in general we may be required to identify any registered broker-dealer as an underwriter in the prospectus.

    (ii) Except as set forth below, if the Selling Securityholder is a registered broker- dealer, the Selling Securityholder does not plan to make a market in the Transfer Restricted Securities. If the Selling Securityholder plans to make a market in the Transfer Restricted Securities, please indicate whether the Selling Securityholder plans to use the prospectus relating to the Transfer Restricted Securities as a market-making prospectus.

    (b) Affiliation with Broker-Dealers

         Is the Selling Securityholder an affiliate(1) of a registered broker-dealer?

      Yes ____          No ____

    If so, please answer the remaining question in this section.

    (i) Please describe the affiliation between the Selling Securityholder and any registered broker-dealer.

    (ii) If the notes were purchased by the Selling Securityholder other than in the ordinary course of business, please describe the circumstances.

    (iii) Please advise whether the notes were received by the Selling Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

    (iv) If the Selling Securityholder, at the time of its purchase of Transfer Restricted Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Transfer Restricted Securities, please describe such agreements or undertakings.

    Note that if the Selling Securityholder is an affiliate of a broker-dealer and did not purchase its notes in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we may be required to identify the Selling Securityholder as an underwriter in the prospectus.

    (c)  Beneficial Ownership by Natural Persons:

is the Selling Securityholder is an entity, does any natural person having voting or investing power over the Transfer Restricted Securities held by the Selling Securityholder?(2)

------------------------
(1) An "affiliate" of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

(2) Please answer "Yes" if any natural person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Transfer Restricted Securities held by the Selling Securityholder.

      If so, please state the person's or persons' name(s):

7.    Beneficial Ownership by Natural Persons or by a Board or Committee

      Is the Selling Securityholder a reporting entity with the Securities and Exchange Commission?

      If the Selling Securityholder is a majority owned subsidiary of a reporting entity, identify the majority stockholder that is a reporting entity.

      Yes ____          No ____

      If No, please answer the remaining questions in this section.

      (i) Please name the natural person or person(s) having voting and/or investment control over the Selling Securityholder.(3)

      (ii) If the voting and/or investment control over the Selling Securityholder is held by board or committee, please state the name of the natural person or person(s) on such board or committee.


      8.    Plan of Distribution:

      Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

(3) Please include any natural person that, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:
(a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Transfer Restricted Securities held by the Selling Securityholder.

      o on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

      o      in the over-the-counter market;

      o in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

      o through the writing of options, whether such options are listed on an options exchange or otherwise;

      o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      o an exchange distribution in accordance with the rules of the applicable exchange;

      o      privately negotiated transactions;

      o      short sales;

      o      sales pursuant to Rule 144;

      o broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

      o      a combination of any such methods of sale; and

      o      any other method permitted pursuant to applicable law.

      State any exceptions here:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior written agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the 1934 Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first class mail or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder in respect of the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                              Beneficial Owner:
-------------------------------                      -------------------------

                                    By:
                                          ------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------

    PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO AFG
                              ENTERPRISES USA, INC.

                              AFG Enterprises USA, Inc.
                              181 Wells Avenue, Suite 100
                              Newton, MA 02459
                              Telephone:  (617) 928-6001
                              Attention:  General Counsel